SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the  Registrant [X]
        Filed by a Party  other  than the  Registrant [ ]
        Check the appropriate box:
        [ ]   Preliminary Proxy Statement
        [ ]   Confidential, For Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
        [X]   Definitive Proxy Statement
        [ ]   Definitive Additional Materials
        [ ]   Soliciting Material Under Rule 14a-12

                         STRATFORD AMERICAN CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]   No fee required.
     [ ]   Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2004

To the Stockholders of Stratford American Corporation:

     The 2004 Annual Meeting of Stockholders of Stratford American Corporation, an Arizona corporation (the "Company"), will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, on Wednesday June 30, 2004 at 2:00 p.m., Mountain Standard Time, for the following purposes:

     1.   To elect six directors to the Board of Directors;

     2. To consider and act upon a proposal to ratify the appointment of KPMG, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004; and

     3. To transact such other business as may properly come before the meeting.

     Only Stockholders of record at the close of business on May 14, 2004 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the offices of Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, during ordinary business hours for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Directors,




                                        Daniel E. Matthews, Secretary

Phoenix, Arizona
May 31, 2004

                                 PROXY STATEMENT
                                       OF
                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                                -----------------

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stratford American Corporation, an Arizona corporation (the "Company"), of proxies for use at the 2004 Annual Meeting of Stockholders to be held on June 30, 2004, at 2:00 p.m., Mountain Standard Time. The Annual Meeting will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

     This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about May 31, 2004. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

     Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

     Only holders (the "Stockholders") of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on May 14, 2004 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of April 29, 2004, there were 11,078,105 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposals One and Two. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 29.9% of the outstanding shares of Common Stock, will be voted in favor of each of Proposals One and Two. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals. Abstentions are included in the determination of the number of shares represented for a quorum. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. As indicated in the proxy accompanying this Proxy Statement, discretionary power to cumulate votes is being solicited. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

SECURITY OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information, as of April 29, 2004, with respect to the number of shares of the Company's Common Stock beneficially owned by individual directors and director nominees, by all directors and officers of the Company as a group and by persons known to the Company to own more than 5% of the Company's Common Stock. Unless otherwise indicated below, to the Company's knowledge, all persons below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. This information is based upon the Company's records and the persons' filings with the Securities and Exchange Commission.

     Name and Address of                  Amount and Nature of         Percent
      Beneficial Owner                    Beneficial Ownership       of Class(1)
     -------------------                  --------------------       -----------

JDMD Investments, L.L.C.(2)                    2,819,524                25.5%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

The DRD 97 Trust(6)                            2,551,189                23.0%
2200 E. River Road, Suite 105
Tucson, Arizona 85718

Bulgheroni SPA                                 1,396,700                12.6%
Via Buccan 33
21056 Induno Olona (VA) Italy

Gerald J. Colangelo(2)                           704,881                 6.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

David H. Eaton(2)(4)(5)                          934,881                 8.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

The Eaton Family Trust(2)(5)                     769,881                 6.9%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Mel L. Shultz(2)(4)                              869,881                 7.9%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Richard H. Dozer(3)                               53,334                  *
401 E. Jefferson Street
Phoenix, Arizona 85004

Dale M. Jensen(2)                                704,881                 6.4%
26796 N. 98th Way
Scottsdale, Arizona 85262

Mitchell S. Vance(3)                              50,000                  *
26 Burning Tree Road
Newport Beach, California 92660

All directors, director nominees and           3,317,858                29.9%
officers as a group (6 persons)

---------------

*    Less than 1%.

(1) Shares of Common Stock subject to options which are currently exercisable or exercisable within 60 days of April 29, 2004, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 11,078,105 shares of Common Stock outstanding as of April 29, 2004.

(2) Messrs. Colangelo, Jensen and Shultz and the Eaton Family Trust each own a 25% interest in JDMD Investments, L.L.C. ("JDMD"). Messrs. Colangelo, Jensen and Shultz and David H. Eaton and Carol E. Eaton, as Trustees of the Eaton Family Trust, share voting and investment power with respect to the shares held by JDMD. Accordingly, the number of shares reported for each of Messrs. Colangelo, Eaton, Jensen and Shultz and the Eaton Family Trust (excluding options awarded to Messrs. Eaton and Shultz as noted per item
     (4) and excluding additional shares owned by the Eaton Family Trust as noted per item (5), represents 25% of the number of shares owned by JDMD.

(3) Includes options to acquire 50,000 shares of Common Stock with an exercise price of $.50 and an expiration date of November 9, 2001. In November 2001, the board extended these options prior to their expiration date with an exercise price of $.50 for a period of 2 years with a new expiration date of November 9, 2003. In November 2003, the board extended these options prior to their expiration date with an exercise price $.50 for a period of 2 years with a new expiration date of November 9, 2005. The fair value on the extension date was less than the exercise price. The options are currently exercisable or exercisable within 60 days of April 29, 2004.

(4) Includes options to acquire 165,000 shares of Common Stock currently exercisable by Messrs. Eaton and Shultz within 60 days of April 29, 2004.

(5) Includes 65,000 shares of Common Stock issued to the Eaton Family Trust, David H. Eaton and Carol E. Eaton Trustees, in exchange for shares of SA Oil and Gas Corporation previously owned.

(6) All 2,551,189 shares of Common Stock are owned by The DRD 97 Trust. As trustees of The DRD 97 Trust, Donald R. Diamond and Joan B. Diamond have the power to vote, to dispose or direct the shares owned by The DRD 97 Trust.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors currently consists of six members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Bylaws presently provide for a Board of Directors of not less than three (3) nor more than fifteen (15) in number, with the exact number to be fixed as provided in the Company's Bylaws.

     The Board of Directors proposes that Gerald J. Colangelo, David H. Eaton, Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance and Dale M. Jensen be elected to serve as the members of the Board of Directors. All are currently serving as directors. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE ELECTION OF SUCH NOMINEES. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

VOTING REQUIREMENTS

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the election of directors. Proxies solicited by the Board of Directors will be voted for approval of the election of directors. Stockholders are entitled to cumulate their votes with respect to the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. As is indicated in the proxy, discretionary power to cumulate votes is being solicited. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.

     For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of the election of directors is considered to be present and entitled to vote on the approval of the election of directors at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the election of directors shall not be considered present and entitled to vote on the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the directors, director nominees and executive officers of the Company as of April 29, 2004.

NAME                     AGE             POSITION, TENURE AND EXPERIENCE

David H. Eaton           68     Mr. Eaton has served as Chairman of the Board of
                                Directors of the Company  since  February  1988,
                                and as its Chief  Executive  Officer  since June
                                1988.   Mr.   Eaton  serves  as  a  Director  of
                                Stratford    American    Resource    Corporation
                                ("SARC"),  Stratford American Energy Corporation
                                ("SAEC"),   Stratford   American   Gold  Venture
                                Corporation ("SAGVC") and Stratford American Oil and Gas Corporation ("SAOGC"), as a Director and Chief Executive Officer of Stratford American
                                Car  Rental  Systems,  Inc.  ("SCRS"),  and as a
                                Director and the President of Stratford American
                                Properties Corporation ("SAPC").

Gerald J. Colangelo      64     Mr. Colangelo has been a Director of the Company
                                since April 1989. He is also a Director of SCRS,
                                SAPC and SAGVC. Mr.  Colangelo  currently is the
                                President  and Chief  Executive  Officer  of the
                                Phoenix   Suns   of  the   National   Basketball
                                Association, and has been the General Manager of
                                the  Suns  since   their   inception   in  1968.
                                Additionally, Mr. Colangelo currently serves as the managing general partner of the Arizona
                                Diamondbacks, a Major League Baseball franchise, and has served in that position since its inception in February 1994.

Richard H. Dozer         46     Mr. Dozer  has  been  a Director of the  Company
                                since March 1998.  Mr.  Dozer joined the Phoenix
                                Suns Professional  Basketball  franchise in July
                                1987 as Business  Manager,  was promoted to Vice
                                President  and Chief  Operating  Officer in June
                                1989,  and served in that  position  until March
                                1995, when he was named President of the Arizona
                                Diamondbacks, where he serves today.

Dale M. Jensen           54     Mr. Jensen has been a  Director  of the  Company
                                since March 1998.  Mr. Jensen was the co-founder
                                and   former   Executive   Vice   President   of
                                Information   Technology,   Inc.,   a   computer
                                software  provider to banks and savings and loan
                                associations.   Mr.  Jensen  retired  from  that
                                position when Information  Technology,  Inc. was
                                sold in 1995 and has been  managing his personal
                                investments   since  that  time.  Mr.   Jensen's
                                current investment holdings include ranch and farm properties, oil and gas development and exploration, real estate development, including world class golf courses, hotels, restaurants and convention centers, High Five Entertainment and an interest in the Phoenix Suns and the Arizona Diamondbacks.

Mel L. Shultz            53     Mr. Shultz has been a Director and the President
                                of the  Company  since May 1987.  Prior to 1987,
                                Mr.  Shultz  was  involved  on his own behalf in
                                real   estate   development   and  oil  and  gas
                                investment. Mr. Shultz is also a Director and the President of SCRS, SARC, SAEC, SAGVC, and
                                SAOGC, and a Director of SAPC.

Mitchell S. Vance        41     Mr. Vance  has  been a  Director of the  Company
                                since July  1998.  From  February  1993 to March
                                1998,   Mr.  Vance  was  a  Partner  of  Pacific
                                Mezzanine  Investors,  a private investment firm
                                based  in  Newport  Beach,   California,   which
                                invests  in private  equity and debt  securities
                                primarily   for   leveraged   buyouts   and  for
                                late-stage venture investments, and manages over
                                $350 million of capital for eight  institutional
                                limited  partners.  From 1990 to 1993, Mr. Vance
                                was a  General  Partner  of  Tessler,  Geisz and
                                Vance, a New York based private leveraged buyout
                                firm.  Previously,  Mr.  Vance was an  associate
                                with  the  leveraged   buyout  firm  of  Levine,
                                Tessler,  Leichtman & Company in Beverly  Hills,
                                California. He began his career as an investment
                                manager   with   First   Westinghouse    Capital
                                Corporation  in  Pittsburgh,  Pennsylvania.  Mr.
                                Vance  has been a board  member  of Suiza  Foods
                                Corporation, Smarte Carte, Inc. and is currently
                                a   board    member    of    Vantage    Mobility
                                International.

Daniel E. Matthews       53     Mr. Matthews   was   appointed   Treasurer   and
                                Secretary  of the  Company on  December 1, 1999.
                                Mr. Matthews has been the Controller of the Company since May 1997 and served as Manager of Treasury Operations for Express America Mortgage
                                Corporation from 1992 - 1996. Mr. Matthews is also the Treasurer and Secretary of SCRS, SARC, SAEC, SAGVC, SAPC and SAOGC.


BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2003 the Board of Directors held one formal meeting. During the fiscal year ended December 31, 2003, all incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors (held during the periods for which such persons were directors) and the total number of meetings held by all committees of the Board of Directors on which they serve (during the periods that they served).

     It is the Company's policy that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board meetings and annual meetings of the Company's stockholders. Two of the Company's directors as of the date of the 2003 annual meeting of the Company's stockholders were in attendance for the 2003 annual stockholder meeting.

     Stockholders may communicate with the Board, including non-management directors, by sending a letter to the Stratford American Corporation Board of Directors, c/o Corporate Secretary, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016. All correspondence will be reviewed by the Corporate Secretary and forwarded directly to the addressee.

AUDIT COMMITTEE

     The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Audit Committee meets to review audit plans and activities, reviews the Company's system of internal financial controls, approves all significant fees for audit and non-audit services provided by the independent auditors, and recommends the annual selection of independent auditors. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with management and representatives of KPMG, LLP. Specifically, the Audit Committee has reviewed with representatives of KPMG, LLP all matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee received the written disclosures and the letter from KPMG, LLP describing all relationships between KPMG, LLP and the Company that might bear on KPMG, LLP's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The Audit Committee also has reviewed with representatives of KPMG, LLP the issue of its independence from the Company and management. In addition, in accordance with the Securities and Exchange Commission's newly promulgated audit independence requirements, the Audit Committee has considered whether KPMG, LLP's provision of non-audit services to the Company is compatible with maintaining the independence of the accountants and has concluded that it is. Based on its review of the Company's audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has not currently adopted a written charter for audit committee purposes. The Audit Committee consists of all six board members David Eaton, Gerald Colangelo, Richard Dozer, Dale Jensen, Mel Shultz and Mitchell Vance. Richard Dozer is an independent director as defined under the National Association of Securities Dealers' listing standards. The Eaton Family Trust, Gerald Colangelo, Dale Jensen and Mel Shultz are members of JDMD Investments, LLC. Mitchell Vance is the son-in-law of David Eaton. David Eaton and Mel Shultz are both officers of Stratford American Corporation. The Board of Directors has determined that Richard Dozer qualifies as an "audit committee financial expert" as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002. During the fiscal year ended December 31, 2003, the Board of Directors met four times as the Audit Committee.

COMPENSATION COMMITTEE

     The Company does not have a standing Compensation Committee of the Board of Directors, and the functions typically performed by this committee are performed by the full Board of Directors. Richard Dozer is an independent director as defined under the National Association of Securities Dealers' listing standards. The Eaton Family Trust, Gerald Colangelo, Dale Jensen and Mel Shultz are members of JDMD Investments, LLC. Mitchell Vance is the son-in-law of David Eaton. David Eaton and Mel Shultz are both officers of Stratford American Corporation. The Compensation Committee has not currently adopted a written charter for compensation committee purposes. The Board, in this capacity, did not meet in 2003.

NOMINATING COMMITTEE

     The Company does not have a standing Nominating Committee, and the functions typically performed by this committee are performed by the full Board of Directors. Richard Dozer is an independent director as defined under the National Association of Securities Dealers' listing standards. The Eaton Family Trust, Gerald Colangelo, Dale Jensen and Mel Shultz are members of JDMD Investments, LLC. Mitchell Vance is the son-in-law of David Eaton. David Eaton and Mel Shultz are both officers of Stratford American Corporation. The Nominating Committee has not currently adopted a written charter for nominating committee purposes. The Board, as the Nominating Committee, met once in 2003.

     In assessing potential nominees, the Board looks for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment, high integrity and demonstrated superior performance or accomplishments in his or her professional undertakings.

     The Board will also consider for nomination as director qualified candidates suggested by our stockholders. Stockholders can suggest qualified candidates for nomination as director by writing to our corporate secretary at 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona, 85016. Submissions that are received that meet the criteria outlined above are forwarded to the full Board of Directors for further review and consideration.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct that applies to all of its directors, officers and employees. A copy of the code of Business Conduct and Ethics is attached to this Proxy Statement for stockholder review as Exhibit A.

COMPENSATION OF DIRECTORS

     The Company generally does not compensate its directors for services as such, but reimburses them for reasonable expenses involved in attending meetings.

     On January 3, 2000 David H. Eaton and Mel L. Shultz were each granted the option to purchase 95,000 shares of the common stock of the Company at an exercise price of One Dollar and Twenty-Five Cents ($1.25) per common share. The fair market value of the common stock on the date of grant was One Dollar and Twenty-Five Cents ($1.25) per common share. The options were awarded pursuant to the Company's 1998 Stock Incentive Plan. The options expire on January 3, 2005 and became vested in full as of the date of the grants. All directors are eligible for awards under the above described Stock Incentive Plan.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to the Chief Executive Officer and the President of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the periods indicated. Compensation for each of the Company's other executive officers was less than $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                              Compensation
                                                                                 Awards
   Name and Principal           Annual Compensation      Other Annual    Securities Underlying
        Position              Year Ended   Salary ($)    Compensation       Options/SARS (#)
   ------------------         ----------   ----------    ------------    ----------------------
      David H. Eaton             2003      $    7,921    $     50,000              0
 Chief Executive Officer         2002      $    7,921    $          0              0
                                 2001      $    7,416    $          0              0

      Mel L. Shultz              2003      $    7,921    $     50,000              0
        President                2002      $    7,921    $          0              0
                                 2001      $    7,416    $          0              0

     The following table provides information on option exercises during 2003 by the named executive officers and the value of such officers' unexercised options and SARs at December 31, 2003.

    AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND FY-END OPTION/SAR VALUES

                                                  Number of securities
                                                       underlying         Value of unexercised
                                                       unexercised            in-the-money
                                                     options/SARs at         options/SARs at
                        Shares         Value            FY-end (#)              FY-end ($)
                     acquired on      realized         exercisable/           exercisable/
     Name          exercise (#)(1)      ($)           unexercisable         unexercisable(2)
     ----          ---------------    --------    --------------------    ---------------------
David H. Eaton            0              0              165,000/0                 0/0

Mel L. Shultz             0              0              165,000/0                 0/0

(1)  No stock options were exercised in 2003 by the named executive officers.

(2) Calculated based on the difference between the fair market value per share for the Company's common stock on December 31, 2003, as reported on the OTC Bulletin Board, and the exercise price.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Company has no compensatory plans or arrangements that will result from the termination of employment of any executive officer or other employee or from a change of control of the Company or a change in any employee's responsibilities following a change in control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that (i) The DRD Trust, Donald R. Diamond and Joan B. Diamond failed to file on a timely basis two reports required by Section 16(a) of the Exchange Act that pertain to two transactions that were not reported on a timely basis, and (ii) the Eaton Family Trust, David H. Eaton and Carol E. Eaton failed to file on a timely basis one report required by Section 16(a) of the Exchange Act that pertains to one transaction that was not reported on a timely basis.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     All transactions between the Company and its officers, directors, principal shareholders or affiliates have been and will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties and have been and will be approved by a majority of the disinterested directors of the Company.

     Issuance of Common Stock. On December 11, 2002, the Company, along with other investors, completed the purchase of an office building in Scottsdale, Arizona ("the Property") for $25,484,000. The Property, upon purchase, was immediately conveyed to Scottsdale Thompson Peak, LLC, a newly formed limited liability company ("STP"). The Company owns 80% of the membership interests in, and is the manager of STP. The Company funded the purchase of the Property through a combination of cash contributions and loan obtained by STP, in the aggregate amount of $24,300,000. The Company issued a total of 1,200,000 shares of its common stock to JDMD Investments, LLC, a major shareholder of the Company, for its agreement to guarantee payment of certain exceptions or carve outs on a first mortgage of $20,000,000, the guarantee of 50% of a $2,500,000 bank loan, the assignment of all its interests in finding and negotiating the purchase of a property, and obtaining the mortgage loan and other financing involved. The market value of the shares at issue date was $0.20 per share. Gerald Colangelo, Mel Shultz, Dale Jensen and the Eaton Family Trust each own a 25% interest in JDMD Investments, LLC.

                                  PROPOSAL TWO:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of KPMG, LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2004 and to perform other accounting services as may be requested by the Company. KPMG, LLP has acted as independent public accountants for the Company since its appointment effective February 14, 1996.

     Representatives of KPMG, LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

     Although it is not required to do so, the Board of Directors has submitted the selection of KPMG, LLP to the Stockholders for ratification.

AUDIT FEES

     The aggregate fees billed in years 2002 and 2003 by KPMG, LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-KSB and Form 10-QSBs were $51,000 in the year 2002 and $58,000 in the year 2003.

AUDIT-RELATED FEES

     The aggregate fees billed in years 2002 and 2003 by KPMG, LLP for review of Form 8-K and review of matters related to the 2002 issuance of the Company's common stock were $13,000 in the year 2002 and none in the year 2003.

TAX FEES

     The aggregate fees billed in years 2002 and 2003 for professional services by KPMG, LLP for tax compliance, tax advice, and tax planning were $25,000 in 2002 and $19,000 in 2003.

ALL OTHER FEES

     There were no other fees billed in years 2002 and 2003.

AUDITOR INDEPENDENCE

     The Audit Committee of the Board of Directors believes that the non-audit services provided by KPMG, LLP are compatible with maintaining the auditor's independence. None of the time devoted by KPMG, LLP on its engagement to audit the Company's financial statements for the years ended December 31, 2002 and 2003 is attributable to work performed by persons other than KPMG, LLP employees. Before KPMG, LLP is engaged by the Company or its subsidiaries to render any audit or non-audit services, the engagement is approved by the Audit Committee of the Board of Directors and all such services are approved, and were approved, in this manner.

VOTING REQUIREMENTS

     Each holder of Common Stock is entitled to one vote per share held.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Two. Proxies solicited by the Board of Directors will be voted for approval of Proposal Two. Stockholders are not entitled to cumulate votes with respect to Proposal Two.

     For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of Proposal Two is considered to be present and entitled to vote on the approval of Proposal Two at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the approval of Proposal Two shall not be considered present and entitled to vote on Proposal Two.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                 OTHER BUSINESS

     The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as a proxy. If any matter not appropriate for action at the Annual Meeting should be presented, the holders of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 2005 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before January 30, 2005.

     If a Stockholder desires to present a proposal at the 2005 Annual Meeting of Stockholders without seeking to have it included in the Proxy Statement for that meeting, the proposal must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before April 16, 2005.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request, without charge, a copy of the Company's Annual Report on Form 10-KSB. Any exhibit to the Annual Report on Form 10-KSB will be furnished to any Stockholder of the Company. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                        By Order of the Board of Directors,




                                        Daniel E. Matthews, Secretary

Phoenix, Arizona
May 31, 2004

                                    EXHIBIT A

                         STRATFORD AMERICAN CORPORATION

                                 CODE OF ETHICS
                    FOR ALL EMPLOYEES, OFFICERS AND DIRECTORS


The employees, officers and directors of Stratford American Corporation (the "Company") shall adhere to the following principles:

1.   COMPLIANCE WITH LAWS

     o Comply with applicable laws, rules and regulations of federal, state and local governments, and other private and public regulatory agencies, including insider trading laws.

2.   CONFLICTS OF INTEREST

     o Avoid any situation in which personal interests conflict with those of the Company.
     o Disclose to the Company's Board of Directors any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

3.   FULL AND FAIR DISCLOSURE

     o Ensure that the Company makes full, fair, accurate, timely and understandable disclosures in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the Company.

4.   FAIR DEALINGS

     o Deal fairly with the Company's customers, suppliers, competitors and employees.
     o Do not take advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfairdealing practice.

5.   CONFIDENTIALITY

     o    Maintain the confidentiality of non-public proprietary information.
     o    Do not use confidential information for personal gain.

6.   PROTECTIONS AND PROPER USE OF CORPORATE ASSETS

     o Achieve responsible use of and control over all assets and resources employed or entrusted.
     o    All Company assets should be used for legitimate business purposes.

7.   MAINTAIN HIGH ETHICAL STANDARDS

     o Proactively promote honest and ethical behavior as a responsible partner among peers, in the work environment and the community.
     o Achieve business success by maintaining the highest standards of ethics and responsibility.

8.   ACCOUNTABILITY AND COMPLIANCE

     o    Be accountable for adherence to this Code of Ethics.
     o    Promptly report violations of this Code of Ethics.
     o Work to ensure appropriate compliance with this Code of Ethics and prompt and consistent action against violations.

The persons bound by this Code of Ethics are the Company's employees, officers and directors. Any questions related to this Code of Ethics, or to report violations of the Code of Ethics, should be directed to any member of the Company's Audit Committee or legal counsel. The Company will not retaliate against individuals who in good faith report potential violation of this Code of Ethics.

STRATFORD AMERICAN CORPORATION PROXY
2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
PHOENIX, ARIZONA 85016
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The  undersigned  appoints  David H.  Eaton,  Mel L.  Shultz  and Gerald J.
Colangelo, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of Stratford American Corporation held by the undersigned on May 16, 2004, at the Annual Meeting of Shareholders to be held on June 30, 2004, and at any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote such shares upon such other business as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSALS.

                               (Continued and to be SIGNED on the reverse side.)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

Please mark boxes X in blue or black ink. This Board of Directors recommends a vote FOR the proposals listed below. More detailed information concerning each of the proposals is provided in the Proxy Statement of Stratford American Corporation, dated May 31, 2004.

1.  Election  of  Gerald J.  Colangelo,         [ ] FOR ALL [ ] AGAINST ALL
    David H. Eaton,  Mel L. Shultz,             [ ] FOR ALL EXCEPT*
    Richard  H. Dozer, Mitchell S.
    Vance  and  Dale M.  Jensen  as
    members of the Board  of Directors.

    ___________________________________
            *Nominee Exception

2.  Ratification of the appointment of          [ ] FOR [ ] AGAINST [ ] ABSTAIN
    KPMG, LLP as the Company's independent
    accountants for the fiscal year ended
    December 31, 2004.

                              Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Date ______________________________, 2004

                              Signature ________________________________________

                              Signature if
                              held jointly _____________________________________


(Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.)